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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8-K/A

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 3,
1999

                     SOVEREIGN BANCORP, INC.
     (Exact name of registrant as specified in its charter)

        Pennsylvania               0-16533           23-2453088
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)       Ident. No.)

2000 Market Street, Philadelphia Pennsylvania           19103
   (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (215) 557-4630

                               N/A
 (Former name or former address, if changed since last report.)

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Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

          The following exhibits are filed herewith:

           2.1(a) Revised Schedule 9.8(b) to Purchase and Assumption Agreement, dated as of
                    September 3, 1999, by and among Fleet
                    Financial Group, Inc., Fleet National Bank,
                    Fleet Bank-NH, BankBoston, N.A., Sovereign
                    Bank and Sovereign Bancorp, Inc. and
                    Schedule 9.8(b) thereto.

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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SOVEREIGN BANCORP, INC.

Dated:  September 23, 1999
                              /s/ Mark R. McCollom
                              Mark R. McCollom,
                              Senior Vice President and Chief
                              Accounting Officer
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                          EXHIBIT INDEX

Exhibit
 Number

 2.1(a) Revised Schedule 9.8(b) to Purchase and Assumption Agreement, dated as of September 3, 1999, by and among Fleet Financial Group, Inc., Fleet National Bank, Fleet Bank-NH, BankBoston, N.A., Sovereign Bank and Sovereign Bancorp, Inc.
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